                     IN THE UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF MARYLAND
                                (At Greenbelt)


------------------------------
In re:                        )
                              )    Case No. 96-1-2425-DK
     APPLIED RESEARCH OF      )    Chapter 11
     MARYLAND, INC.           )
                              )
               Debtor         )
                              )
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                               ORDER CONFIRMING
                        DEBTOR'S PLAN OF REORGANIZATION
                       --------------------------------

     The Debtor's Plan of Reorganization (the "Plan"), of March 4, 1998, filed by Applied Inc., Debtor (hereinafter "Debtor" or the "Proponent"), pursuant to Chapter 11 of the United States Bankruptcy Code having been transmitted to creditors and equity security holders; and

     It having been determined after hearing on notice that the requirements for confirmation set forth in 11 U.S.C. Section 1129(a) have been satisfied; it is this ___ day of July, 1998, by the United States Bankruptcy Court for the District of Maryland, hereby

     ORDERED, that the Plan, as modified pursuant to the Addendum to Order Confirming Debtor's Plan of Reorganization, (the "Addendum") attached hereto and made a part of this Order Confirming Debtor's Plan of Reorganization (the "Order") be and is confirmed. A copy of the Addendum is attached hereto; and it is further,

     ORDERED, that all fees which are owed and unpaid by the Debtor-in possession to the U.S. Trustee, pursuant to 28 U.S.C. Section 1930(a)(6), including but not limited to those fees which are accrued for the quarter in which the plan is confirmed, shall be paid in full, in cash, on or before the Effective Date of the Plan and in no event later than thirty [30] days for confirmation, and it is further,

     ORDERED, that Proponent shall mail a copy of this Order and the Addendum to all creditors and parties in interest pursuant to Bankruptcy Rule 2002(f)(8) and file herein a certificate to that effect within eight (8) business days of the entry of this order.


Entered:
         ------------         -----------------------------------
                              Judge Duncan W. Keir
                              United States Bankruptcy Court
                                of the District of Maryland

Copies to:

James M. Greenan, Esquire
Greenan, Walker, Trainor & Billman
6411 Ivy Lane, Suite 706
Greenbelt, Maryland 20770

Julie A. Mack, Esquire
Office of the United States Trustee
6305 Ivy Lane, Suite 600
Greenbelt, Maryland 20770

Applied Research of Maryland, Inc.
Attn:  Dennis H. O'Brien, C.P.A.
8201 Corporate Drive, Suite 1120
Landover, Maryland 20785

F. Thomas Rafferty, Esquire
Blum, Yumkas, Mailman, Gutman & Denick, P. A.
1200 Mercantile Bank & Trust Building
2 Hopkins Plaza
Baltimore, Maryland 21201

Sylvia Brokos, Esquire
Comptroller of the Treasury
  for the State of Maryland
Compliance Division - Room 410
301 West Preston Street
Baltimore, Maryland 21201

James Wilkinson, Esquire
Tax Division, Dept of Justice
555 Fourth Street, N.W.
Room 6323
Washington, D.C.  20001

Internal Revenue Service
Special Procedures Branch
31 Hopkins Plaza
Room 1140
Baltimore, Maryland 21201

District of Columbia
Dept. of Finance and Revenue
P. O. Box 419
Washington, D.C.  20044

District of Columbia
Dept. of Finance and Revenue
P. O. Box 7792
Washington, D.C.  20044

District of Columbia Unemployment
P. O. Box 96664
Washington, D.C.  20001-2187

Maryland Unemployment Ins Fund
Office of Unemployment Ins.
P. O. Box 1729
Baltimore, Maryland 21203-7291

Prince George's County Govt.
c/o Carl A. Harris & Assoc.
P. O. Box 1168
Upper Marlboro, Maryland 20773

State of California
Employment Development Dept.
P. O. Box 826288
Sacramento, California 94230-6288

State of California
Employment Development Dept.
P. O. Box 826276
Sacramento, California 94230-6276